Equipment, Net	12 Months Ended
Dec. 31, 2012
Equipment, Net
Equipment, Net

8. Equipment, Net

Equipment, net consists of the following:

	December 31,
	2011	2012
Media display equipment	$232,824,888	$241,481,226
Computers and office equipment	13,163,322	14,201,284
Leasehold improvements	2,745,253	3,215,065
Vehicles	2,437,679	2,374,116

Total	251,171,142	261,271,691
Less: accumulated depreciation and amortization	(172,129,022)	(195,198,440)

Total	$79,042,120	$66,073,251

The majority of the Group’s display equipment is installed on the premises of its lessors from whom space is rented, such as residential complexes and commercial locations.

Depreciation expense for the years ended December 31, 2010, 2011 and 2012 was $28,270,063, $28,787,221 and $30,741,332, respectively, of which $355,004, $61,548 and $2,981 was related to discontinued operations.

The Group did not incur any impairment loss on equipment for the years ended December 31, 2010, 2011 and 2012, respectively.